FIDELITY SOUTHERN CORPORATION

KBW Community Bank Investor Conference

August 1, 2017

Positioning for Organic Growth and Selective Acquisitions



Forward Looking Statements

This presentation has been prepared by Fidelity Southern Corporation ("we," "us" and "our") and contains forward-looking statements that reflect our current expectations relating to present or future trends or factors generally affecting the banking industry and specifically affecting our operations, markets and services. These forward-looking statements are based upon assumptions we believe are reasonable and may relate to, among other things, the difficult economic conditions and the economy's impact on operating results, credit quality, liquidity, capital, the adequacy of the allowance for loan losses, changes in interest rates, and litigation results. These forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those projected for many reasons, including without limitation, changing events and trends that have influences over our assumptions.

These trends and events include: (1) events adversely affecting our loan portfolio, such as potential difficulties maintaining quality loan growth, the risk of credit losses and an insufficient allowance for loan losses, maintaining and servicing relationships with customers and other counterparties, the ability to rely upon information from customers and other counterparties, and managing changes in our lending operations; (2) events adversely affecting our investment portfolio, resulting in potential impairments or losses that may adversely affect earnings and capital; (3) potential adverse economic conditions at the national, regional, and local levels where we conduct business, and the resulting impact on the quality of our loan portfolio, earnings, and business operations; (4) expectations of and actual timing and amount of interest rate movements, and the slope and shape of the yield curve; (5) extensive regulation, new or enhanced enforcement of laws and regulations, increased compliance costs, potential failure to comply with laws and regulations, and the possibility of claims or litigation from customers or other parties; (6) maintaining adequate liquidity, the failure or which would adversely impact our growth and ability to meet our current or future funding obligations; (7) our ability to maintain sufficient capital and to raise additional capital when needed; (8) events affecting our business operations, such as the effectiveness of our risk management framework and internal controls and procedures, our reliance on financial models and the accuracy of such financial models, our reliance on third party vendors, the risk of security breaches and potential fraud, including cyber-fraud, ability to maintain sufficient investment in technological improvements, and potential adverse weather events in the geographic markets in which we operate; (9) events affecting our ability to compete effectively and achieve our strategies, such as greater competitive pressures among financial institutions in our market areas, the risk of failure to achieve the revenue increases expected to result from our acquisitions, branch additions and in our transaction deposit, trust and lending businesses, and our ability to attract and retain skilled people; (10) events that adversely affect our reputation, and the resulting potential adverse impact on our operations in the event of negative public opinion; and (11) risks arising from owning our common stock, such as the volatility and trading volume of our common stock, our ability to pay dividends, the impact of dilution on our common stock, the lack of FDIC insurance with respect to our common stock, regulatory limitations on stock ownership, and provisions in our bylaws that may make it more difficult for another party to obtain control of us.

Interested parties should not place undue reliance on any forward-looking statement and should read the prospectus, including the risk factors set forth therein, and the other the documents incorporated by reference into or filed as exhibits to the registration statement of which the prospectus forms a part.

We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Legal Disclosure

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in its analysis of our performance. Management believes that these non-GAAP financial measures allows better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a greater understanding of our ongoing operations. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other Companies.

This presentation is solely for informational purposes to assist interested parties in making their own evaluation of us. It does not purport to contain all of the information that may be relevant. Interested parties should conduct their own investigation and analysis of us, the data set forth in this presentation, and other information provided by or on behalf of us.

Certain information contained in this presentation may be derived from information provided by industry sources. We believe such information is accurate and that the sources from which it has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified, such information.

Snapshot of Fidelity Southern Corporation

Franchise Overview	
Headquarters	Atlanta, GA
Established	1974
Branches	65
ATMs	73
Ticker	LION
Price (as of 7/27/2017)	$21.13
Market Cap	$562.3 mil
P/E (2017e)	13.3x
P/TBV	165%
ROAA (LTM)	1.05%
ROAE (LTM)	13.14%
Institutional Ownership	68.98%
Quarterly Dividend (2Q17)	$0.12

Second Quarter 2017	
Assets	$4.6B
Assets Serviced for Others	$9.9B
Loans	$3.3B
Loans HFS	$395 mil
Deposits	$3.9B
EPS - GAAP	$0.33
Non-Interest Inc/Total Rev	47%
NCOs (LTM)	0.12%
NPAs/Assets	1.22%
Total RBC	12.47%
CET1	8.61%



Greenville
Athens
Columbia
South Carolina
Augusta
Macon
Warner Robins
Columbus
Georgia
North Charleston
Charleston
Savannah
Fort Stewart
Albany
Dothan
Valdosta
Tallahassee
Jacksonville
Gainesville
Palm Coast
Orlando
Lakeland
Tampa
St Petersburg
Florida
Melbourne
Palm Bay
Port St Lucie

Attractive Markets

Atlanta Market Share				
2016 Rank	Parent Company Name	2016 Deposits ($000)	2016 Market Share (%)	Total Assets ($000)
1	SunTrust Banks Inc.	43,447,440	27.81	194,679,406
2	Wells Fargo & Co.	29,148,992	18.66	1,725,416,468
3	Bank of America Corp.	29,085,956	18.62	1,680,116,000
4	BB&T Corp.	8,467,753	5.42	217,159,204
5	Synovus Financial Corp.	4,569,256	2.93	29,218,253
6	Royal Bank of Canada	3,433,585	2.20	45,601,231
7	Regions Financial Corp.	3,289,537	2.11	125,255,551
8	PNC Financial Services Group	3,171,843	2.03	350,224,267
9	JPMorgan Chase & Co.	3,146,851	2.01	2,198,003,642
10	**Fidelity Southern Corp.**	**2,927,509**	**1.87**	**4,276,653**
11	Bank of the Ozarks Inc.	2,691,753	1.72	17,923,896
	Market Total	***156,210,441***	***100.00***	***8,592,594,977***
Out of 110 banks				*Analysis current as of 4/5/17*

Jacksonville Market Share				
2016 Rank	Parent Company Name	2016 Deposits ($000)	2016 Market Share (%)	Total Assets ($000)
1	Bank of America Corp.	23,970,186	40.95	1,680,116,000
2	TIAA Board of Overseers	16,764,438	28.64	27,352,040
3	Wells Fargo & Co.	5,861,038	10.01	1,725,416,468
4	Banco Bilbao Vizcaya	2,790,571	4.77	86,737,598
5	SunTrust Banks Inc.	1,775,971	3.03	194,679,406
6	Regions Financial Corp.	1,164,952	1.99	125,255,551
7	Ameris Bancorp	934,165	1.60	6,220,168
8	BB&T Corp.	722,582	1.23	217,159,204
9	Toronto-Dominion Bank	567,069	0.97	291,410,706
10	Fifth Third Bancorp	477,311	0.82	141,112,318
12	**Fidelity Southern Corp.**	**365,938**	**0.63**	**4,276,653**
	Market Total	***58,530,295***	***100.00***	***8,607,552,755***
Out of 39 Banks				*Analysis current as of 4/5/17*

Orlando Market Share				
2016 Rank	Parent Company Name	2016 Deposits ($000)	2016 Market Share (%)	Total Assets ($000)
1	SunTrust Banks Inc.	10,091,594	22.53	194,679,406
2	Bank of America Corp.	9,461,497	21.12	1,680,116,000
3	Wells Fargo & Co.	6,763,543	15.10	1,725,416,468
4	JPMorgan Chase & Co.	3,465,452	7.74	2,198,003,642
5	Fifth Third Bancorp	1,738,809	3.88	141,112,318
6	Regions Financial Corp.	1,720,866	3.84	125,255,551
7	BB&T Corp.	1,704,330	3.81	217,159,204
8	IBERIABANK Corp.	1,198,832	2.68	25,529,160
9	Seacoast Banking Corp. of	981,126	2.19	4,697,850
10	Three Shores Bancorp. Inc.	693,295	1.55	1,409,621
33	**Fidelity Southern Corp.**	**57,104**	**0.13**	**4,276,653**
	Market Total	***44,789,490***	***100.00***	***7,653,884,144***
Out of 56 Banks				*Analysis current as of 4/5/17*

Bradenton Market Share				
2016 Rank	Parent Company Name	2016 Deposits ($000)	2016 Market Share (%)	Total Assets ($000)
1	Bank of America Corp.	3,849,108	19.93	1,680,116,000
2	Wells Fargo & Co.	3,035,347	15.72	1,725,416,468
3	SunTrust Banks Inc.	2,154,462	11.16	194,679,406
4	BB&T Corp.	1,219,365	6.31	217,159,204
5	JPMorgan Chase & Co.	1,150,579	5.96	2,198,003,642
6	Fifth Third Bancorp	841,831	4.36	141,112,318
7	Home BancShares Inc.	640,519	3.32	13,188,863
8	Regions Financial Corp.	561,780	2.91	125,255,551
9	Bank of Montreal	487,490	2.52	107,499,913
10	IBERIABANK Corp.	462,605	2.40	25,529,160
23	**Fidelity Southern Corp.**	**151,763**	**0.79**	**4,276,653**
	Market Total	***19,313,668***	***100.00***	***7,208,471,775***
Out of 43 Banks				*Analysis current as of 4/5/17*

Expanded Geographic Coverage

Commercial/Construction, SBA, Mortgage, and Indirect


AL
GA
FL

Commercial/Construction

- Over 25 Commercial/ Construction Lenders
- Focus on C&I, CRE Owner Occupied, Residential Construction to builders and developers
- Disciplined underwriting that minimizes spec lending and L-T fixed
- Excellent credit quality


ND
MN
SD
WI
MI
NE
IA
PA
NJ
MD
DE
IL
IN
OH
WV
VA
KS
MO
KY
NC
TN
OK
AR
SC
MS
AL
GA
TX
LA
FL

SBA

- 13 BDOs
- 7(a), 504, and USDA B&I loans
- Hotels/Motels, Svc. Stations, Restaurants, Dentists, Child Care, etc.


MD
VA
TN
NC
SC
AL
GA
FL

Mortgage

- 35 offices, 180 Lenders
- Approx. $2.5+ billion in production
- Strong presence and product set that attracts new talent in desired markets
- $8.4 billion loans serviced for others
- Efficient operating model
- 90% purchase money

Dealer Services

- Very scalable business model selling 40-45% of production with approx. $1.0 billion in Production
- $1.2 billion loans serviced for others
- Experienced LOB since 1990
- Income from sales, fees, and servicing income
- NCOs are < half of industry avg. at 0.35%


VA
NC
TN
SC
OK
AR
MS
AL
GA
TX
LA
FL

Five Quarter Selected Highlights

($ in thousands, except per share data)	As of or for the Quarter Ended					Variance -Incr/(Decr.)	
	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017	1Q 2017	2Q2016
EARNINGS SUMMARY							
Interest income	$36,806	$39,898	$38,287	$37,642	$39,578	$1,936	$2,772
Interest expense	4,963	5,135	5,352	5,408	5,832	424	869
Net interest income	31,843	34,763	32,935	32,234	33,746	1,512	1,903
Provision for loan losses	3,128	2,118	2,485	2,100	750	(1,350)	(2,378)
Noninterest income	29,971	39,325	47,143	37,370	35,056	(2,314)	5,085
Securities gains, net	200	296	-	-	-	-	(200)
Noninterest expense	48,125	52,167	54,170	50,572	54,551	3,979	6,426
Net income	6,645	12,515	15,065	10,527	8,892	(1,635)	2,247
PERFORMANCE:							
Earnings per common share - basic	$0.26	$0.48	$0.57	$0.40	$0.34	($0.06)	$0.08
Earnings per common share - diluted	0.26	0.48	0.57	0.40	0.33	(0.07)	0.07
Book value per common share	13.17	13.32	13.78	14.09	14.21	0.12	1.04
Tangible book value per common share (1)	12.60	12.78	13.26	13.58	13.72	0.14	1.12
Return on average assets	0.64%	1.15%	1.37%	0.97%	0.78%	-0.19%	0.14%
Return on average shareholders' equity	8.07%	14.58%	16.90%	11.78%	9.58%	-2.20%	1.51%
Net interest margin	3.30%	3.46%	3.25%	3.21%	3.20%	-0.01%	-0.10%
Noninterest income to total revenue	44.88%	49.64%	55.18%	49.82%	46.97%	-2.85%	2.09%
END OF PERIOD BALANCE SHEET SUMMARY:							
Total assets	$4,281,927	$4,395,611	$4,389,685	$4,531,057	$4,609,280	$78,223	$327,353
Loans, excluding Loans Held-for-Sale	3,190,707	3,332,311	3,302,264	3,354,926	3,332,132	(22,794)	141,425
Total loans	3,649,736	3,783,928	3,767,592	3,716,043	3,726,842	10,799	77,106
Total deposits	3,569,606	3,538,908	3,630,594	3,755,108	3,899,796	144,688	330,190
Assets serviced for others	8,699,107	8,926,574	9,207,070	9,553,855	9,877,434	323,579	1,178,327
ASSET QUALITY RATIOS:							
Net charge-offs to average loans	0.25%	0%	0.29%	0.16%	0.09%	-0.07%	-0.16%
Allowance to period-end loans	0.88%	0.89%	0.90%	0.91%	0.91%	0.00%	0.03%
Adjusted Allowance to period-end loans (2)	1.40%	1.43%	1.39%	1.36%	1.30%	-0.06%	-0.10%
Nonperforming assets to total loans, ORE and repos (3	1.55%	1.54%	1.57%	1.60%	1.50%	-0.10%	-0.05%
NPA's/Assets (4)	1.33%	1.31%	1.34%	1.32%	1.22%	-0.10%	-0.11%
Capital:							
Leverage ratio	8.46%	8.48%	8.58%	8.48%	8.36%	-0.12%	-0.10%
Common equity tier 1 capital	8.18%	8.19%	8.35%	8.37%	8.61%	0.24%	0.43%
Tier 1 risk-based capital	9.35%	9.31%	9.46%	9.51%	9.76%	0.25%	0.41%
Total risk-based capital	12.06%	11.97%	12.11%	12.20%	12.47%	0.27%	0.41%

(1) See non-GAAP reconciliation table in the Appendix for a reconciliation to comparable GAAP measure.

(2) Adjusted Allowance to period end loans excludes Indirect and acquired loans. See non-GAAP reconciliation table slides in the appendix for a reconciliation to the comparable GAAP measure.

(3) 2Q17 NPLs/Loans ratio is 0.45% when excluding acquired loans and net of SBA and GNMA guarantees

(4) 2Q17 NPAs/Assets ratio is 0.70% when excluding acquired loans and net of SBA and GNMA guarantees

Consistent Balance Sheet Growth

Total Assets ($mm)



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
3.5 Year CAGR: 18.2%
$2,564
$3,085
$3,849
$4,390
$4,609
2013
2014
2015
2016
2017-YTD

Total Loans ($mm)



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
3.5 Year CAGR: 17.5%
$1,893
$2,253
$2,897
$3,302
$3,332
2013
2014
2015
2016
2017-YTD

Total Equity ($mm)



$400
$350
$300
$250
$200
$150
$100
$50
$0
3.5 Year CAGR: 14.5%
$236
$265
$301
$363
$379
2013
2014
2015
2016
2017-YTD

Key Credit Quality Information

Stable and Consistent Trends



30-89 Days Past Due
0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
30-89 Days Past Due
Indirect 30-89 Days Past Due



NPL %
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
(1)
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
NPLs/Loans %
Indirect NPLs/Indirect Loans %



Net Charge-Off %
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
Total NCOs/Avg. Loans % (Annualized)
Indirect Loans NCO % (Annualized)



NPAs/Assets %
2.50%
2.00%
1.50%
1.00%
0.50%
(2)
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
NPA's/Assets %

(1) 2Q17 NPLs/Loans ratio is 0.45% when excluding acquired loans and net of SBA and GNMA guarantees

(2) 2Q17 NPAs/Assets ratio is 0.70% when excluding acquired loans and net of SBA and GNMA guarantees

Indirect Auto Lending

- Business line since 1990
- Top 25 depository auto lender with top performing asset quality in the nation
- Decades of experience with focus on quality underwriting, compliance, and profitability
- Strong credit characteristics and performance
- Strategic balance sheet asset and business
  - Provides liquidity ($50+ million per month) at higher returns than high quality securities

Indirect Auto Loan Origination ($mm)



Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$644
$733
$888
$1,535
$1,455
$1,375
$566
2011
2012
2013
2014
2015
2016
2017-YTD
Retained
Sold

Retained/Produced	78%	72%	56%	56%	55%	63%	39%

Mortgage Originations

- Originate single family loans in the Southeast and Mid-Atlantic Region
- 100% direct retail origination
- Servicing retained on majority of production sold to FNMA, FHLMC, and GNMA
- Purchases comprise 90% of originations; well above the national average of 68%
- Recently began investing in new talent in our Florida markets

Mortgage Origination ($mm)


Millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$815
$828
$757
$553
$800
Q216
Q316
Q416
Q117
Q217

SBA Lending

- Top 10 SBA 7(a) lender in Georgia
- Originate SBA loans in the Southeast, Mid-Atlantic and Mid-West regions
- As of June 30, 2017, we have originated $49.6 million SBA loans and sold approximately $23.7 million to third parties
- As of June 30, 2017, we were servicing a portfolio of 668 loans totaling $446 million, $279 million were sold on the secondary market
- In 2Q17, SBA HFS grew significantly to $15.4 million

SBA Lending ($mm)



$31
$26
$21
$16
$11
$6
$1
$27.50
$27.70
$22.70
$16.70
$32.90
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017

Loan Growth and Portfolio Mix



Millions
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2Q2012
2Q2013
2Q2014
2Q2015
2Q2016
2Q2017
SBA
Open End LOC
Mortgage
Installment & PLOC
Indirect
Construction
Commercial

UPB of loans held for investment

- Increasing diversity of loan mix by investing more in Commercial, Construction, SBA and Mortgage
- In 2017, competition from large national banks have depressed pricing in Indirect Dealer Services
    - Will impact both production and sales in future quarters
- Organic growth still trending upward while markets remain flat except for speculative lending
- No purchased participations or syndicated loans: 100% organic growth
- CRE Loans/Total Capital of 129% at 2Q17- significantly lower than peers



Current Loan Mix - 2Q2017
24%
7%
47%
1%
13%
4%
4%
Commercial
Construction
Indirect
Installment & PLOC
Mortgage
Open End LOC
SBA

Deposit Growth



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
MM $0
2Q12
2Q13
2Q14
2Q15
2Q16
2Q17
$591
$339
$306
$408
$193
$668
$314
$384
$520
$231
$592
$315
$498
$480
$248
$730
$300
$560
$568
$305
$881
$366
$818
$693
$408
$923
$337
$934
$974
$476
CDs/IRAs
Savings
NIB
MM
IB

- Strong core deposit base
- Well-diversified deposit base with strong growth trends in most markets
- Two year growth 32%
  - Florida franchise contributing to growth
- 2Q17 cost of deposits 0.41%



Current Deposit Mix - 2Q2017
13%
27%
26%
9%
25%
IB
MM
NIB
Savings
CDs/IRAs

Diversified Funding Sources



Bank Funding Sources
Brokered CD's 3%
Sub. Debt 3%
Repo 0%
FHLB Advances 4%
Non-Int Bearing 26%
Retail CD's 22%
Other Core Deposits 42%

* $4.2B in funding as of June 30, 2017

- **$2.9 billion core deposit funding**
  - Represents 68% of total funding or 73% of total deposits
- **Prudent debt management**
  - Utilized recent deposit excess to pay down wholesale funding
  - Since Dec. '16, Florida franchise has increased $200+ mm
- **Significant untapped secured and unsecured borrowing capacity**
  - Provides key sources of strength and liquidity for LION

Net Interest Income



$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
100,838
128,835
65,980
3.24%
3.32%
3.20%
2015
2016
2Q 2017
Net Interest Income
NIM

Key Drivers

- Stable Margin net of discounts on acquired loans
- Excess cash from deposit campaigns (impacted 2Q17 margin by approximately 10 bps)

Yields



Loan Yields
4.30%
4.10%
3.90%
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017



Deposit Rates Paid
0.75%
0.65%
0.55%
0.45%
0.35%
0.25%
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
Total Deposits



Excess Reserve Balance & Rates
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
Excess Reserves
Excess Reserve Interest Rates

Non-Interest Income

Key Alternative Revenue Sources



50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
Service Charges and Other Fees
Mortgage banking activities
Indirect lending activities
SBA lending activities
Other

- **Non-interest income revenue represents 47% of total revenue in 2Q 2017**
- **Top 10 mortgage lender in Atlanta**
- **Top 25 depository auto lender in the US**
- **Top 10 SBA 7(a) lender in Georgia**
- **Consistent servicing income as portfolio of loans serviced for others grows**

Non-Interest Expense

Investing for Sustainable Future Franchise Growth


(000's Omitted)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
Salaries & employee benefits
Commissions
Occupancy
Professional fees
Other

- **Commissions fluctuate with mortgage origination volume**
  - **Guaranteed draws for LO's in expansion markets in 1Q and 2Q, expected future revenue**
- **Professional fees up due to investments in technology and infrastructure development**
  - **Key implementations expected to deploy in the near term, driving future growth**

Strategic Outlook

Position LION for the future

- Continue to distinguish ourselves by offering locally adapted products and services with "Hustle"
- Take advantage of the ongoing market disruption by attracting new customers, businesses and high talent

Invest in Core Bank Businesses

- Commercial and Construction - focus on organic growth in existing markets with selective investment in new markets
- Wealth Management - recent additions of 11 advisors will drive future growth in relationships and additional fee income
- Mortgage - continue to take advantage of opportunities in new and existing markets

Continue to enhance our core infrastructure to take advantage of additional revenue opportunities

- Investing in our technology and operating models to add speed, service, capacity, efficiency, and effectiveness

Why Fidelity?

- **Largest community banking franchise remaining in the Atlanta MSA**
- **Attractive Markets and Growing Franchise**
  - Located in 4 of the top 20 Markets in the U.S.
- **Top-Tier Mgt. team with a broad mix of national and community bank experience, and a track record of creating shareholder value**
- **Diversified sources of revenue through multiple lines of business and large geographic coverage**
- **Strong asset generation capabilities**
- **Valuable low-cost core deposit base**
- **Well positioned for selective, but opportunistic acquisitions**
- **Attractive stock valuation compared to peers**

Appendix

Non-GAAP Measures and Ratio Reconciliation

GAAP to Non-GAAP Reconciliation

dollars in thousands	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017
Reconcilation of adjusted allowance/total loans:					
Allowance for loan losses	$28,037	$29,737	$29,831	$30,455	$30,425
Less: allowance allocated to indirect auto loans	-$8,564	-$9,400	-$9,522	-$9,442	-$9,767
Less: allowance allocated to acquired loans	-$33	-$151	-$191	-$191	-$191
Adjusted allowance for loan losses	**$19,440**	**$20,186**	**$20,118**	**$20,822**	**$20,467**
Total loans	$3,190,707	$3,332,311	$3,302,264	$3,354,926	$3,332,132
Less: indirect auto loans	-$1,512,406	-$1,631,903	-$1,575,865	-$1,565,298	-$1,531,761
Less: acquired loans	-$290,712	-$290,819	-$275,515	-$258,366	-$230,256
Adjusted total loans	$1,387,589	$1,409,589	$1,450,884	$1,531,262	$1,570,115
Adjusted allowance/total loans	**1.40%**	**1.43%**	**1.39%**	**1.36%**	**1.30%**
Reconciliation of tangible book value/common share:					
Shareholders' equity	$335,870	$347,770	$362,647	$371,302	$379,399
Less: goodwill and other intangible assets, net	($14,337)	($14,002)	($13,648)	($13,307)	($12,966)
Tangible shareholders' equity	$321,533	$333,768	$348,999	$357,995	$366,433
End of period common shares outstanding	25,509	26,118	26,318	26,359	26,703
Tangible book value per common share	**$ 12.60**	**$ 12.78**	**$ 13.26**	**$ 13.58**	**$ 13.72**

FIDELITY SOUTHERN CORPORATION

Positioning for Organic Growth and Selective Acquisitions

Palmer Proctor
President
Palmer.Proctor @LionBank.com
404.240.1525

Charlie Christy
EVP and CFO
Charlie.Christy@LionBank.com
404.240.1515